                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  827,041.50
      Available Funds:
         Contract Payments due and received in this period                                                              5,427,632.20
         Contract Payments due in prior period(s) and received in this period                                             578,432.44
         Contract Payments received in this period for next period                                                        100,970.64
         Sales, Use and Property Tax, Maintenance, Late Charges                                                           195,323.07
         Prepayment Amounts related to early termination in this period                                                   164,453.68
         Servicer Advance                                                                                                 442,506.35
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     12,513.81
         Interest earned on Collection Account                                                                             10,722.95
         Interest earned on Affiliated Account                                                                              2,141.80
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
            Section 5.03                                                                                                        0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
            contract < Predecessor contract)                                                                                    0.00
         Amounts paid under insurance policies                                                                                  0.00
         Any other amounts                                                                                                      0.00

                                                                                                                     ---------------
      Total Available Funds                                                                                             7,761,738.44
      Less: Amounts to be Retained in Collection Account                                                                  714,268.67
                                                                                                                     ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                          7,047,469.77
                                                                                                                     ===============


      DISTRIBUTION OF FUNDS:
         1. To Trustee - Fees                                                                                                   0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    578,432.44
         3. To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)

               a) Class A1 Principal and Interest                                                                       4,103,352.39
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     217,103.33
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                     364,941.05
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                     536,042.91
               b) Class B Principal and Interest                                                                           90,945.62
               c) Class C Principal and Interest                                                                          182,527.66
               d) Class D Principal and Interest                                                                          124,416.56
               e) Class E Principal and Interest                                                                          174,945.70

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account
               Distribution

               a) Residual Interest (Provided no Restricting or Amortization Event in
                     effect)                                                                                              197,630.09
               b) Residual Principal (Provided no Restricting or Amortization Event in
                     effect)                                                                                              134,520.49
               c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                                      12,513.81

         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
               Other Amounts                                                                                              208,187.82
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                  121,909.90
                                                                                                                     ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                           7,047,469.77
                                                                                                                     ===============

                                                                                                                     ---------------
      End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                                                714,268.67
                                                                                                                     ===============

II.  RESERVE ACCOUNT

      Beginning Balance                                                                                              $  4,104,190.93
          - Add Investment Earnings                                                                                        12,513.81
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
          - Less Distribution to Certificate Account                                                                       12,513.81
                                                                                                                     ---------------
      End of period balance                                                                                          $  4,104,190.93
                                                                                                                     ===============
      Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount,
      or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $  4,104,190.93
                                                                                                                     ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


III.  CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                  Pool A                                                                          240,033,828.33
                  Pool B                                                                           46,046,171.67
                                                                                                 ---------------
                                                                                                                      286,080,000.00
      Class A Overdue Interest, if any                                                                      0.00
      Class A Monthly Interest - Pool A                                                             1,070,317.89
      Class A Monthly Interest - Pool B                                                               205,321.24

      Class A Overdue Principal, if any                                                                     0.00
      Class A Monthly Principal - Pool A                                                            2,944,867.71
      Class A Monthly Principal - Pool B                                                            1,000,932.84
                                                                                                 ---------------
                                                                                                                        3,945,800.55
      Ending Principal Balance of the Class A Notes
                  Pool A                                                                          237,088,960.62
                  Pool B                                                                           45,045,238.83
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                      282,134,199.45
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
      Original Face $286,080,000   Original Face $286,080,000   Balance Factor
      $  4.459029                  $  13.792647                       98.620735%
      --------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
            Class A1                                                                               41,400,000.00
            Class A2                                                                               55,000,000.00
            Class A3                                                                               82,500,000.00
            Class A4                                                                              107,180,000.00

                                                                                                 ---------------

Class A Monthly Interest                                                                                              286,080,000.00
            Class A1 (Actual Number Days/360)                                                         157,551.84
            Class A2                                                                                  217,103.33
            Class A3                                                                                  364,941.05
            Class A4                                                                                  536,042.91

                                                                                                 ---------------

Class A Monthly Principal
            Class A1                                                                                3,945,800.55
            Class A2                                                                                        0.00
            Class A3                                                                                        0.00
            Class A4                                                                                        0.00

                                                                                                 ---------------
                                                                                                                        3,945,800.55
Ending Principal Balance of the Class A Notes
            Class A1                                                                               37,454,199.45
            Class A2                                                                               55,000,000.00
            Class A3                                                                               82,500,000.00
            Class A4                                                                              107,180,000.00

                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                      282,134,199.45
                                                                                                                     ===============

      Class A1
      --------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000   Ending Principal
      Original Face $41,7005,000   Original Face $41,400,000   Balance Factor
      $  3.805600                  $  95.309192                       90.469081%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                  Pool A                                                                            4,094,536.78
                  Pool B                                                                              785,463.22
                                                                                                 ---------------
                                                                                                                        4,880,000.00

      Class B Overdue Interest, if any                                                                      0.00
      Class B Monthly Interest - Pool A                                                                19,832.91
      Class B Monthly Interest - Pool B                                                                 3,804.59
      Class B Overdue Principal, if any                                                                     0.00
      Class B Monthly Principal - Pool A                                                               50,234.04
      Class B Monthly Principal - Pool B                                                               17,074.08
                                                                                                 ---------------
                                                                                                                           67,308.12
      Ending Principal Balance of the Class B Notes
                  Pool A                                                                            4,044,302.74
                  Pool B                                                                              768,389.14
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        4,812,691.88
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $4,880,000   Original Face $4,880,000    Balance Factor
      $  4.843750                $  13.792648                       98.620735%
      --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                  Pool A                                                                            8,180,683.12
                  Pool B                                                                            1,569,316.88
                                                                                                 ---------------
                                                                                                                        9,750,000.00

      Class C Overdue Interest, if any                                                                      0.00
      Class C Monthly Interest - Pool A                                                                40,315.54
      Class C Monthly Interest - Pool B                                                                 7,733.81
      Class C Overdue Principal, if any                                                                     0.00
      Class C Monthly Principal - Pool A                                                              100,365.14
      Class C Monthly Principal - Pool B                                                               34,113.17
                                                                                                 ---------------
                                                                                                                          134,478.31
      Ending Principal Balance of the Class C Notes
                  Pool A                                                                            8,080,317.98
                  Pool B                                                                            1,535,203.71
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        9,615,521.69
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $9,750,000   Original Face $9,750,000    Balance Factor
      $  4.928138                $  13.792647                       98.620735%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


VII.  CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                  Pool A                                                                            5,453,788.74
                  Pool B                                                                            1,046,211.26
                                                                                                 ---------------
                                                                                                                        6,500,000.00

      Class D Overdue Interest, if any                                                                      0.00
      Class D Monthly Interest - Pool A                                                                29,168.83
      Class D Monthly Interest - Pool B                                                                 5,595.52
      Class D Overdue Principal, if any                                                                     0.00
      Class D Monthly Principal - Pool A                                                               66,910.10
      Class D Monthly Principal - Pool B                                                               22,742.11
                                                                                                 ---------------
                                                                                                                           89,652.21
      Ending Principal Balance of the Class D Notes
                  Pool A                                                                            5,386,878.64
                  Pool B                                                                            1,023,469.15
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        6,410,347.79
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $6,500,000   Original Face $6,500,000    Balance Factor
      $  5.348362                $  13.792648                       98.620735%
      --------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                  Pool A                                                                            6,821,431.15
                  Pool B                                                                            1,308,568.85
                                                                                                 ---------------
                                                                                                                        8,130,000.00

      Class E Overdue Interest, if any                                                                      0.00
      Class E Monthly Interest - Pool A                                                                52,701.62
      Class E Monthly Interest - Pool B                                                                10,109.86
      Class E Overdue Principal, if any                                                                     0.00
      Class E Monthly Principal - Pool A                                                               83,689.09
      Class E Monthly Principal - Pool B                                                               28,445.13
                                                                                                 ---------------
                                                                                                                          112,134.22
      Ending Principal Balance of the Class E Notes
                  Pool A                                                                            6,737,742.06
                  Pool B                                                                            1,280,123.72
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        8,017,865.78
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $8,130,000   Original Face $8,130,000    Balance Factor
      $  7.725889                $  13.792647                       98.620735%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                           Pool A                                                                   8,183,248.70
                           Pool B                                                                   1,569,809.04
                                                                                                 ---------------
                                                                                                                        9,753,057.74

      Residual Interest - Pool A                                                                      175,098.17
      Residual Interest - Pool B                                                                       22,531.92
      Residual Principal - Pool A                                                                     100,396.62
      Residual Principal - Pool B                                                                      34,123.87
                                                                                                 ---------------
                                                                                                                          134,520.49
      Ending Residual Principal Balance
                           Pool A                                                                   8,082,852.08
                           Pool B                                                                   1,535,685.17
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        9,618,537.25
                                                                                                                     ===============


X.    PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                                   121,909.90
       - Servicer Advances reimbursement                                                                                  578,432.44
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                  208,187.82
                                                                                                                     ---------------
      Total amounts due to Servicer                                                                                       908,530.16
                                                                                                                     ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the beginning of the related Collection Period                                                         272,767,516.82

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,346,462.70
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the ending of the related Collection Period                                                               269,421,054.12
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        3,182,873.64

             - Principal portion of Prepayment Amounts                                                163,589.06

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                  during Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                  withdrawn during Collection Period                                                        0.00
                                                                                                 ---------------

                                  Total Decline in Aggregate Discounted Contract Balance            3,346,462.70
                                                                                                 ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the beginning of the related Collection Period                                                             52,325,540.92

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,137,431.20
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the ending of the related Collection Period                                                                51,188,109.72
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        1,137,431.20

             - Principal portion of Prepayment Amounts                                                      0.00

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                  during Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                  withdrawn during Collection Period                                                        0.00

                                                                                                 ---------------
                                  Total Decline in Aggregate Discounted Contract Balance            1,137,431.20
                                                                                                 ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     320,609,163.84
                                                                                                                     ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                         Predecessor
                                                                   Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                      Present Value     Lease #         Present Value
      --------------------------------------------------           -------------     -----------     ---------------
                  NONE











                                                                   -------------                     ---------------
                                                        Totals:            $0.00                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                              $272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]


      POOL B                                                                                         Predecessor
                                                                  Discounted         Predecessor     Discounted
      Lease #     Lessee Name                                     Present Value      Lease #         Present Value
      -------------------------------------------------           --------------     -----------     --------------
                  NONE









                                                                  --------------                     --------------
                                                       Totals:             $0.00                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                              $52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                               Predecessor
                                                                          Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                             Present Value     Lease #         Present Value
      --------------------------------------------------------            -------------     -----------     ---------------
                  None







                                                                          -------------                     ---------------
                                                              Totals:             $0.00                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                     $272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                                       Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                          Present Value     Lease #         Present Value
      -----------------------------------------------------            -------------     -----------     --------------
                  None









                                                                       -------------                     --------------
                                                           Totals:            $0.00                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                  $52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2001


XV.   POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                    TOTAL OUTSTANDING CONTRACTS
      This Month                         76,308.48      This Month                      320,609,163.84
      1 Month Prior                      10,614.34      1 Month Prior                   325,093,057.74
      2 Months Prior                          0.00      2 Months Prior                            0.00

      Total                              86,922.82      Total                           645,702,221.58

      a) 3 MONTH AVERAGE                 28,974.27      b) 3 MONTH AVERAGE              215,234,073.86

      c) a/b                                  0.01%

2.    Does a Delinquency Condition Exist (1c > 6% )?                                       Yes              No     X
                                                                                               ---------       ---------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                Yes              No     X
                                                                                               ---------       ---------
      B. An Indenture Event of Default has occurred and is then continuing?                Yes              No     X
                                                                                               ---------       ---------

4.    Has a Servicer Event of Default occurred?                                            Yes              No     X
                                                                                               ---------       ---------

5.    Amortization Event Check

      A. Is 1c > 8%?                                                                       Yes              No     X
                                                                                               ---------       ---------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
            or obligation not remedied within 90 days?                                     Yes              No     X
                                                                                               ---------       ---------
      C. As of any Determination date, the sum of all defaulted contracts since the
           Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes              No     X
                                                                                            ---------       ---------

6.    Aggregate Discounted Contract Balance at Closing Date
                                                        Balance  $273,612,728.90
                                                                 ---------------


      DELINQUENT LEASE SUMMARY

            Days Past Due     Current Pool Balance     # Leases
            -------------     --------------------     --------
                  31 - 60             3,646,146.34           29
                  61 - 90             1,049,637.62           10
                 91 - 180                76,308.48            3


   Approved By:
   Matthew E. Goldenberg
   Assistant Treasurer